UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026 (May 28, 2026)

GOGO INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35975	27-1650905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Edgeview Dr., Suite 300
Broomfield, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 301-3271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Gogo Inc. (the “Company”) previously adopted, subject to stockholder approval the Amended and Restated 2024 Omnibus Equity Incentive Plan (the “A&R 2024 Plan”), which amends and restates the Company’s 2024 Omnibus Equity Incentive Plan. The Company’s stockholders approved the A&R 2024 Plan at the Company’s 2026 annual meeting of stockholders held on May 28, 2026 (the “2026 Annual Meeting”). The A&R 2024 Plan became effective as of the date of such stockholder approval.

The material features of the A&R 2024 Plan are described in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2026 (the “2026 Proxy Statement”), in the section titled “Proposal 3: Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan” which is incorporated herein by reference. Such descriptions are qualified entirely by reference to the A&R 2024 Plan, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, the Company held its 2026 Annual Meeting. Stockholders representing 120,586,031 shares, or 89.17%, of the Company’s common stock outstanding as of the April 6, 2026 record date were present or were represented at the 2026 Annual Meeting by proxy. Each proposal subject to a vote at the 2026 Annual Meeting was described in detail in the 2026 Proxy Statement. At the 2026 Annual Meeting, four items were acted upon by the stockholders. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected each of the following Class I directors to serve a three-year term expiring at the Company’s 2029 annual meeting of stockholders or until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Oakleigh Thorne	100,623,163	1,974,719	17,988,148
Hugh W. Jones	99,163,067	3,434,815	17,988,148
Charles C. Townsend	100,637,733	1,960,149	17,988,148

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Stockholders approved the non-binding advisory resolution approving 2025 executive compensation.

VOTES FOR	94,161,685
VOTES AGAINST	8,328,531
ABSTENTIONS	107,666
BROKER NON-VOTES	17,988,148

PROPOSAL 3

VOTE TO APPROVE A&R 2024 PLAN

Stockholders approved the A&R 2024 Plan.

VOTES FOR	101,407,100
VOTES AGAINST	1,149,179
ABSTENTIONS	41,603
BROKER NON-VOTES	17,988,148

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

VOTES FOR	120,197,773
VOTES AGAINST	372,519
ABSTENTIONS	15,739

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Amended and Restated 2024 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

# Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 2, 2026	By:	/s/ Crystal L. Gordon
Crystal L. Gordon Executive Vice President, General Counsel, Chief Administrative Officer, and Secretary